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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                  July 18, 2002

                              LANDSTAR SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                      021238                   06-1313069
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   (State or other                (Commission               (IRS Employer
   jurisdiction of                File Number)            Identification No.)
   incorporation


13410 Sutton Park Drive South, Jacksonville, Florida                32224
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code              (904) 398-9400
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                                 Not Applicable
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         (Former name or former address, if changed since last report).




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ITEM 5.           OTHER EVENTS.
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         On July 18, 2002, Landstar System, Inc. announced that its Board of
Directors declared a two-for-one stock split of its common stock ("Common Stock"), to be effected in the form of a 100% stock dividend. Stockholders of record on August 2, 2002 will be issued a certificate representing one additional share of Common Stock for each share of Common Stock held on August 2, 2002. The distribution date for this stock dividend will be on or about August 12, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                LANDSTAR SYSTEM, INC.



Date:     July 18, 2002                         /s/ Robert C. LaRose
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                                                Robert C. LaRose
                                                Vice President, Chief Financial
                                                Officer and Secretary